UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 31, 2016

Dynavax Technologies Corporation

(Exact name of registrant as specified in its charter)

Commission File Number:  001-34207

Delaware	33-0728374
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2929 Seventh Street, Suite 100

Berkeley, CA 94710-2753

(Address of principal executive offices, including zip code)

(510) 848-5100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 31, 2016, Dynavax Technologies Corporation (the “Company”) held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”), at the Company's executive office in Berkeley, California. A total of 38,495,502 shares of the Company's common stock were entitled to vote as of April 6, 2016, the record date for the Annual Meeting.  There were 32,443,472 shares present in person or by proxy at the Annual Meeting, at which the stockholders were asked to vote on five (5) proposals. Set forth below are the matters acted upon by the stockholders, and the final voting results of each such proposal. The proposals are described in detail in the Company’s definitive proxy statement (“Proxy Statement”) on Schedule 14A, filed with the Securities and Exchange Commission on April 22, 2016.

Proposal 1. Election of Directors

The stockholders elected Dennis A. Carson, M.D., Eddie Gray and Laura Brege as Class I Directors of the Company to hold office until the 2019 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.  The voting for each director was as follows:

Nominee	Votes Cast For	Votes Withheld	Broker Non-Votes
Dennis A. Carson, M.D.	24,416,496	260,585	7,766,391
Eddie Gray	24,478,026	199,055	7,766,391
Laura Brege	20,200,769	4,476,312	7,766,391

Proposal 2. Amend and Restate the Dynavax Technologies Corporation 2011 Equity Incentive Plan

The stockholders approved to amend and restate the Dynavax Technologies Corporation 2011 Equity Incentive Plan to, among other things, increase the aggregate number of shares of common stock authorized for issuance under the plan by 3,200,000, and to approve the award limits and other terms applicable to awards intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Internal Revenue Code. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
17,966,203	6,624,579	86,299	7,766,391

Proposal 3. Amend and Restate the Dynavax Technologies Corporation 2014 Employee Stock Purchase Plan

The stockholders approved to amend and restate the Dynavax Technologies Corporation 2014 Employee Stock Purchase Plan to increase the aggregate number of shares of common stock authorized for issuance under the plan by 200,000. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
24,301,202	350,335	25,544	7,766,391

Proposal 4. Advisory Vote on Executive Compensation

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement.  The votes were as follows:

For	Against	Abstain	Broker Non-Votes
17,493,233	7,135,678	48,170	7,766,391

Proposal 5. Ratification of Selection of Independent Registered Public Accounting Firm

The stockholders ratified the selection of Ernst & Young LLP by the Audit Committee of the Board of Directors as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016.  The votes were as follows:

For	Against	Abstain
31,950,295	415,586	77,591

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dynavax Technologies Corporation

Date: May 31, 2016	By:	/s/ David Johnson
David Johnson Vice President